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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-34215




                      SCHRODER CAPITAL FUNDS (DELAWARE)
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                 Schroder International Smaller Companies Fund
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                      Supplement dated March 18, 2002 to
                       Prospectus dated January 28, 2002

         It is expected that Schroder International Smaller Companies Fund will be reorganized later this year as the Vanguard International Explorer Fund, which is being established as a new series of Vanguard Whitehall Funds. The Fund would continue to be managed after the reorganization by Schroder Investment Management North America Inc. (SIMNA) through an investment advisory agreement between SIMNA and Vanguard Whitehall Funds. After the reorganization, the Fund would be a member of the Vanguard Group of Investment Companies, which consists of more than 100 funds. It is not anticipated that the reorganization would result in any substantial change in the Fund's investment strategy. The proposed reorganization is subject to formal approval by the Board of Trustees of Schroder Capital Funds (Delaware) and by shareholders of the Fund.